SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2005 (December 29, 2005)
Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
CityPlace One, Suite 300, St. Louis, Missouri 63141

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (314) 994-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.
     On December 29, 2005, Arch Coal, Inc. announced the conclusion of the conversion price determination period and the results of the premium calculation for the previously announced conversion offer relating to its 5% Perpetual Cumulative Convertible Preferred Stock (Liquidation Preference $50.00 Per Share). A copy of Arch Coal, Inc.’s press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated December 29, 2005
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2005	ARCH COAL, INC
	By:	/s/ Robert G. Jones
Robert G. Jones
Vice President -- Law, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 29, 2005.
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